UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  |_|

Filed by a Party other than the Registrant  |X|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|X|  Soliciting Material Pursuant to ss.240.14a-12

                             OFFICEMAX INCORPORATED
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

         PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER. [GRAPHIC OMITTED]


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In connection with  OfficeMax,  Inc.'s  ("OfficeMax")  upcoming 2006 Annual
Meeting, K Capital Partners, LLC and certain related parties ("K Capital") may file a proxy statement with the Securities and Exchange Commission (the "SEC") to solicit stockholders of OfficeMax with respect to the election of directors and/or one or more stockholder proposals. HOWEVER, IT SHOULD BE EMPHASIZED THAT K CAPITAL HAS NOT MADE ANY DECISION AT THIS TIME WHETHER TO SOLICIT PROXIES FOR THE ELECTION OF DIRECTORS OR FOR THE ADOPTION OF ONE OR MORE STOCKHOLDER PROPOSALS.

OFFICEMAX STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT WHEN AND IF IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

Stockholders may obtain a free copy of the proxy statement and other material (when and if available) and any other documents that may be filed by K Capital in connection with the 2006 Annual Meeting for free at the Internet website maintained by the SEC at www.sec.gov. In addition, if the proxy statement is filed, K Capital will make additional copies of the proxy statement and any amendments to the proxy statement available for free to the stockholders of OfficeMax. Please direct your request for the proxy statement to K Capital Partners LLC, 75 Park Plaza, Boston, MA 02116,
Attention: Loren Acker, tel.: (617) 646-7700.

PARTICIPANT INFORMATION

In accordance with Rule 14a-12(a)(1)(i) of the Securities Exchange Act of 1934, as amended, the persons who may be deemed participants in any proxy solicitation in connection with OfficeMax's 2006 Annual Meeting of stockholders that K Capital may engage in are as follows: K Capital Offshore Master Fund (U.S. Dollar), L.P., Special K Capital Offshore Master Fund (U.S. Dollar), L.P., K Capital Partners, LLC, Harwich Capital Partners, LLC, and Abner Kurtin. The number of shares of OfficeMax common stock beneficially owned by these persons as of October 26, 2005 is listed below:

K Capital Offshore Master Fund (U.S. Dollar), L.P.  (2,189,635),  Special K
Capital Offshore Master Fund (U.S. Dollar), L.P. (3,799,520), K Capital Partners, LLC (6,049,098), Harwich Capital Partners, LLC (6,049,098), and Abner Kurtin (6,049,098).